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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):       December 13, 1998
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                           THE LEARNING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         1-12375                                           94-2562108
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(Commission File Number)                       (IRS Employer Identification No.)


One Athenaeum Street, Cambridge, Massachusetts                     02142
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   (Address of Principal Executive Offices)                      (Zip Code)


                                 (617) 494-1200
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               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)






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Item 5.   Other Events.

     On December 14, 1998, The Learning Company, Inc., a Delaware corporation (the "Registrant"), and Mattel, Inc., a Delaware corporation ("Mattel"), announced that they have signed a definitive agreement ("the Agreement") for the merger of their two companies (the "Merger"). Under the terms of the Agreement, at the effective time of the Merger, the stockholders of the Registrant will receive a number of shares of Mattel Common Stock equal to the number determined by dividing $33.00 by the Average Acquiror Price (as defined below); provided, however that (i) if the number determined by dividing $33.00 by the Average Acquiror Price is less than or equal to 1.0, the Exchange Ratio shall be 1.0, and (ii) if the number determined by dividing $33.00 by the Average Acquiror Price is 1.2 or higher the Exchange Ratio shall be 1.2. Average Acquiror Price means the average of the closing prices of Mattel Common Stock on the New York Stock Exchange ("NYSE") as reported on the NYSE Composite Transaction Tape for the ten trading days selected by lot out of the twenty trading days ending on and including the fifth trading day preceding the effective time of the Merger (the "Random Trading Days"). The Random Trading Days will be selected by lot by designated representatives of Mattel and the Registrant at 5:00 p.m. New York City time on the second trading day preceding the effective time of the Merger. The Merger Agreement provides that upon consummation of the Merger, the Registrant will be merged with and into Mattel. Consummation of the Merger is subject to various conditions set forth in the Merger Agreement. In connection with the Merger Agreement, the Registrant and Mattel entered into an Option Agreement, dated as of December 13, 1998 (the "Option Agreement"), pursuant to which the Registrant granted to Mattel the right to purchase up to 18% of the Registrant's outstanding Common Stock. The option granted pursuant to the Option Agreement is exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing. Also, in connection with the Merger Agreement, certain stockholders of the Registrant entered into stockholder support agreements (the "Stockholder Support Agreements") with Mattel, pursuant to which such stockholders agreed to vote their shares in favor of the approval and adoption of the Merger Agreement.

     The foregoing description of the Merger, the Merger Agreement, the Option Agreement and the Stockholder Support Agreements is qualified in its entirety by reference to the Merger Agreement and the Option Agreement, copies of which are filed herein as Exhibits, and the Stockholder Support Agreements, copies of which are filed herein as exhibits to the Merger Agreement. All of these documents are incorporated herein by this reference.




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  See Exhibit Index attached hereto.





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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 1998            THE LEARNING COMPANY, INC.
                                   (Registrant)


                                   By:  /s/ Neal S. Winneg
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                                      Neal S. Winneg
                                      Sr. Vice President and General Counsel





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                                 EXHIBIT INDEX

Exhibit
Number         Description
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10.1           Agreement and Plan of Merger dated as of December 13, 1998 between the Registrant and Mattel.

10.2 Stock Option Agreement dated as of December 13, 1998 between Mattel and the Registrant.